NATIONAL GRAPHITE CORP.

2015 EQUITY INCENTIVE PLAN

1.

PURPOSES OF THE PLAN. The purpose of this National Graphite Corp. 2015 Equity

Incentive Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business. The Plan provides for the grant of Incentive Stock Options, Non-

Qualified Stock Options, Restricted Stock, Stock Appreciation Rights, and Performance Stock Awards.

2.

DEFINITIONS. As used herein, the following definitions shall apply:

2.1

Acquisition means (a) a dissolution, liquidation or sale of all or substantially all of the assets of the Company; (b) a merger or consolidation in which the Company is not the surviving corporation; or (c) a merger in which the Company is the surviving corporation but the shares of the Company’s common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise.

2.2

Administrator means the Board or the Committee responsible for conducting the general administration of the Plan, as applicable, in accordance with Section 4.

2.3

Applicable Law means the requirements relating to the issuance and administration of equity and stock option plans under the states’ corporate laws and federal and state securities laws of the United States of America, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

2.4

Award means an award of Incentive Stock Options, Non-Qualified Stock

Options, Restricted Stock, Stock Appreciation Rights or Performance Stock granted to a Service

Provider under this Plan.

2.5

Award Agreement means the Option Agreement or other written agreement between the Company and a Service Provider evidencing the terms and conditions of an individual Award. The Award Agreement shall be subject to the terms and conditions of the

Plan.

2.6

Board means the Board of Directors of the Company.

2.7

Cause shall have the meaning ascribed to it in any written employment or service agreement between the Company (or Subsidiary) and the Service Provider. If not otherwise defined, “Cause” shall mean (a) a failure by the Service Provider to perform his duties or to comply with any material provision of his employment or service agreement with the Company,

where such failure is not cured by the Service Provider within thirty (30) days after receiving written notice from the Company (or Subsidiary) specifying in reasonable detail the nature of the failure, (b) a breach of the Service Provider’s fiduciary duty to the Company (or a Parent or

Subsidiary) by reason of receipt of personal profits, (c) conviction of a felony, or (d) any other willful and gross misconduct committed by the Service Provider affecting the Company (or

Subsidiary).

2015 Equity Incentive Plan

2.8

Code means the Internal Revenue Code of 1986, as amended, or any successor statute or statutes thereto. Reference to any particular Code section shall include any successor section and any regulations or authorities promulgated thereunder.

2.9

Committee means a committee appointed by the Board in accordance with

Section 4.

2.10

Common Stock means the Common Stock of the Company, par value $0.001 per share.

2.11

Company means National Graphite Corp., a Nevada corporation.

2.12

Consultant means any consultant or adviser if: (i) the consultant or adviser renders bona fide services to the Company (or any Subsidiary); (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) the consultant or adviser is a natural person who has contracted directly with the Company or any Subsidiary of the Company to render such services.

2.13

Director means a member of the Board.

2.14

Employee means any person, including an Officer or Director, who is an employee (as defined in accordance with Section 3401(c) of the Code) of the Company (or any

Subsidiary). An Employee shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient, by itself, to constitute “employment” by the Company.

2.15

Exchange Act means the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto. Reference to any particular Exchange Act section shall include any successor section and any regulations or authorities promulgated thereunder.

2.16

Fair Market Value of a Share means, as of any date, the fair market value determined consistent with the requirements of Sections 422 and 409A of the Code, as follows:

(a)

If the Common Stock is listed on any established stock exchange or a national market system, its Fair Market Value shall be the mean between the highest and lowest quoted selling prices for a share of such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b)

If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for a share of the Common Stock on the last market trading day prior to the day of determination; or

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(c)

In the absence of an established market for the Common Stock, the Fair

Market Value thereof shall be determined in good faith by the Administrator in accordance with Applicable Law, except as provided in Section 11.

2.17

Holder means a person who has been granted an Award or who becomes the holder of an Award or who holds Shares acquired pursuant to the exercise of an Award.

2.18

Incentive Stock Option means an Option (or portion thereof) which qualifies as an incentive stock option within the meaning of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

2.19

Independent Director means a Director who is not an Employee of the Company.

2.20

Non-Qualified Stock Option means an Option (or portion thereof) that is not designated as an Incentive Stock Option by the Administrator, or which is designated as an

Incentive Stock Option by the Administrator but fails to qualify as an Incentive Stock Option.

2.21

Officer means a person who is an officer of the Company within the meaning of

Section 16 of the Exchange Act.

2.22

Option means a stock option granted pursuant to the Plan.

2.23

Option Agreement means the written agreement between the Company and a

Service Provider evidencing the terms and conditions of an individual Option. The Option

Agreement shall be subject to the terms and conditions of the Plan.

2.24

Parent means any corporation, other than the Company, whether now or hereafter existing, in an unbroken chain of corporations ending with the Company if each of the corporations other than the last corporation in the unbroken chain owns equity possessing more than fifty percent (50%) of the total combined voting power of all classes of equity in one of the corporations in such chain.

2.25

Performance Stock means Shares to be granted in the future upon completion of specified performance criteria in accordance with Section 9.

2.26

Plan means this National Graphite Corp. Equity Incentive Plan

2.27

Public Offering means consummation of an underwritten public offering of the

Company's stock registered under the Securities Act.

2.28

Restricted Stock means Shares acquired pursuant to a grant of Restricted Stock under Section 9 or pursuant to the exercise of an unvested Option in accordance with Section 8.8.

2.29

Rule 16b-3 means that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

2.30

Section 16(b) means Section 16(b) of the Exchange Act, as such Section may be amended from time to time.

2015 Equity Incentive Plan

2.31

Securities Act means the Securities Act of 1933, as amended, or any successor statute or statutes thereto. Reference to any particular Securities Act section shall include any successor section.

2.32

Service Provider means an Employee, Director or Consultant.

2.33

Share means a share of Common Stock, as adjusted in accordance with

Section 10.

2.34

Shareholders Agreement means an agreement between the shareholders of the

Company which an Award Holder may be required to sign as a condition of the issuance of

Shares pursuant to an Award granted under the Plan, as provided in Section 11.

2.35

Stock Appreciation Right means a stock appreciation right granted in accordance with Section 9.

2.36

Subsidiary means any corporation, whether now or hereafter existing (other than the Company), in an unbroken chain of corporations beginning with the Company if each of the entities other than the last corporation in the unbroken chain owns equity possessing more than fifty percent (50%) of the total combined voting power of all classes of equity in one of the other entities in such chain or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the forgoing, with respect to grant of a Non-qualified Stock Option, to the extent allowed under

Section 409A, Subsidiary may include a corporation designated by the Administrator in which the

Company has a significant interest at least equal to twenty percent (20%) of the total combined voting power of all classes of stock in such entity and there is a significant business nexus between the Service Provider and the Company and legitimate business criteria to justify the grant of an Award to such Eligible Person.

3.

STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 10, the

Shares of stock subject to Award grants shall be Shares of the Company’s Common Stock. The maximum aggregate number of Shares which may be issued pursuant to Awards under the Plan shall be ten million (10,000,000) Shares. If an Award expires, is canceled, becomes unexercisable or is forfeited,

without having been exercised or vested in full, the unpurchased or unvested Shares which were subject thereto shall become available for future Awards under the Plan (unless the Plan has terminated). Shares which are delivered by the Holder or withheld by the Company upon the exercise of an Option or receipt of an Award, in payment of the exercise price thereof or tax withholding thereon, may again be awarded hereunder. If Shares issued pursuant to Awards are repurchased by the Company at their original purchase price, such Shares shall become available for future Awards under the Plan. Notwithstanding the provisions of this Section 3, no Shares may again be subject to future Award if such action would cause an outstanding Incentive Stock Option to fail to qualify as an Incentive Stock Option under Code

Section 422.

4.

ADMINISTRATION OF THE PLAN.

4.1

Administrator. The Plan shall be administered by the Board or by a Committee to which administration of the Plan, or of part of the Plan, is delegated by the Board. The Board shall appoint and remove members of the Committee in its discretion in accordance with

Applicable Laws. If necessary, in the Board’s discretion, to comply with Rule 16b-3 under the

Exchange Act and Section 162(m) of the Code, the Committee shall be comprised solely of “non-

2015 Equity Incentive Plan

employee directors” within the meaning of said Rule 16b-3 and “outside directors” within the meaning of Section 162(m) of the Code. The foregoing notwithstanding, the Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

4.2

Powers of the Administrator. Subject to the express provisions of the Plan and the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have plenary authority to the maximum extent permissible by Applicable Law, in its sole discretion:

(a)

to determine the Fair Market Value of a Share;

(b)

to select the Service Providers to whom Awards may from time to time be granted hereunder and the time of such Awards;

(c)

to determine the number of Shares to be covered by each such Award granted hereunder;

(d)

to approve forms of Award Agreements for use under the Plan;

(e)

to determine the terms and conditions of any Awards granted hereunder

(such terms and conditions include the exercise price, the time or times when Awards may vest or be exercised (which may be based on, among other things, the passage of time, specific events or performance criteria), any acceleration (as permissible under

Section 409A of the Code) of such vesting or exercise date or imposition or waiver of forfeiture restrictions, and any restriction or limitation regarding any Shares received upon grant or exercise of an Award, based in each case on such factors as the

Administrator, in its sole discretion, shall determine);

(f)

to determine whether to offer to repurchase, replace or reprice a previously granted Award and to determine the terms and conditions of such offer

(including whether any purchase price is to be paid in cash or Shares);

(g)

to determine whether and under what conditions options granted under another option plan of the Company, a Subsidiary or an entity which is acquired by or merged into the Company or a Parent or Subsidiary may be converted into Options on

Company Shares granted under and subject to the terms of this Plan;

(h)

to prescribe, amend and rescind rules and regulations relating to the Plan,

including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(i)

to determine the amount and timing of withholding tax obligations and to allow Holders to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued pursuant to any Award the number of Shares having a Fair Market Value equal to the minimum amount, determined by the

Administrator in its sole discretion, required to be withheld based on the statutory withholding rates for federal, state and local tax purposes that apply to supplemental taxable income. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax is required to be withheld. All elections by Holders to

2015 Equity Incentive Plan

have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(j)

to exercise its sole discretion in a manner such that Awards which are granted to individuals who are foreign nationals or are employed outside the United

States may contain terms and conditions which are different from the provisions otherwise specified in the Plan but which are consistent with the tax and other laws of foreign jurisdictions applicable to the Service Providers and which are designed to provide the Service Providers with benefits which are consistent with the Company’s objectives in establishing the Plan;

(k)

to amend the Plan or any Award granted under the Plan as provided in

Section 10; and

(l)

to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan and to exercise such powers and perform such acts as the

Administrator deems necessary or desirable to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

4.3

Compliance with Code Section 409A. Notwithstanding any other provision of the Plan, the Administrator shall have no authority to issue an Award under the Plan under terms and conditions which would cause such Award to be considered non-qualified “deferred compensation” subject to the provisions of Code Section 409A. Accordingly, by way of example but not limitation, no Options or Stock Appreciation Rights shall be issued with an exercise price below Fair Market Value and all Restricted Stock and Performance Stock Shares shall be issued and reported as income to the Holder no later than two and one half (2½) months after the end of the calendar year in which the right to such Shares becomes vested. Notwithstanding anything herein to the contrary, no Award Agreement shall provide for any deferral feature with respect to an Award constituting a deferral of compensation under Section 409A of the Code. It is the intent that the Plan and all Award Agreement be interpreted to comply in all respects with Code Section

409A, however, the Company shall have no liability to Service Providers or Holders in the event taxes or excise taxes may ultimately be determined to be applicable to any Award under the Plan.

4.4

Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Holders.

4.5

Liability of Administrator. No member of the Board, Committee or acting

Administrator shall be liable for anything whatsoever in connection with the administration of the

Plan, except such member’s own willful misconduct. Under no circumstances shall any member of the Board or Committee be liable for any act or omission of any other member of the Board or

Committee. In the performance of its functions with respect to the Plan, the Board and

Committee shall be entitled to rely upon information and advice furnished by Company’s officers, Company’s accountants, Company’s legal counsel and any other qualified consultant the

Administrator determines it is necessary to consult for proper administration of the Plan, and no member of the Board or Committee shall be liable for any action taken or not taken in reliance upon any such advice.

2015 Equity Incentive Plan

5.

ELIGIBILITY.

5.1

Eligible Persons. Awards may be granted to all Service Providers, provided,

however, that Incentive Stock Options may be granted only to Employees.

5.2

Administrative Discretion. If otherwise eligible, a Service Provider who has been granted an Award may be granted additional Awards. In exercising its authority to set the terms and conditions of Awards, and subject only to the limits of Applicable Law, the Administrator shall be under no obligation or duty to treat similarly situated Service Providers or Holders in the same manner, and any action taken by the Administrator with respect to one Service Provider or

Holder shall in no way obligate the Administrator to take the same or similar action with respect to any other Service Provider or Holder.

5.3

Section 162(m) Limitation. No Service Provider shall be granted, in any calendar year, Options or Stock Appreciation Rights covering more than 500,000 Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the

Company’s capitalization as described in Section 10. For purposes of this Section, if an Option is canceled, forfeited or materially modified in the same calendar year it was granted (other than in connection with a transaction described in Section 10), the canceled or modified Option shall be counted against the limit set forth in this Section. For this purpose, if the exercise price of an

Option is reduced, the transaction shall be treated as a cancellation of the Option and the grant of a new Option and if the base price of a Stock Appreciation Right is reduced, the transaction shall be treated as a cancellation of the Stock Appreciation Right and the grant of a new Stock

Appreciation Right.

6.

GRANT OF OPTIONS.

6.1

Grant of Options. The Committee may grant Options to such Service Providers,

for such number of shares, and subject to such terms and conditions as the Administrator may determine in its sole discretion. Each Option shall be designated by the Administrator in the

Option Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option.

However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to a Holder’s Incentive Stock Options and other incentive stock options granted by the Company, any Parent or Subsidiary, which become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such excess Options or other options shall be treated as

Non-Qualified Stock Options. For purposes of this Section 6.1, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the

Shares shall be determined as of the time of grant of each Option.

6.2

Term of Option. The term of each Option shall be stated in the Option

Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Employee who, at the time the Option is granted, owns (or is treated as owning under Code Section 424) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be no more than five (5)

years from the date of grant.

6.3

No Shareholder Rights. The Holder of an Option shall have no rights of a stockholder with respect to Shares covered by such Option until the Holder exercises the Option

2015 Equity Incentive Plan

and the Shares are issued to the Holder. If the Holder uses Shares to exercise an Option, the

Holder will continue to be treated as owning such Shares until new Shares are issued under the exercised Option.

7.

OPTION EXERCISE PRICE AND CONSIDERATION.

7.1

Exercise Price. Except as provided in Section 10, the per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the

Administrator (not less than par value), under the following conditions:

(a)

the per Share exercise price for any Incentive Stock Option or Non-

Qualified Stock Option granted under that Plan shall be no less (and shall not have potential to become less at any time) than one hundred percent (100%) of the Fair Market

Value per Share on the date of grant; and

(b)

if at the time of grant of an Option, the Service Provider owns (or is treated as owning under Applicable Law) stock representing more than ten percent (10%)

of the voting power of all classes of stock of the Company or any Parent or Subsidiary, an

Incentive Stock Option (or to the extent required by state law, a Non-Qualified Stock

Option1) granted to such Service Provider shall bear an exercise price of no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

Notwithstanding the foregoing, pursuant to Section 10 Options may be granted with, or converted at, a per Share exercise price other than as required above pursuant to a merger, acquisition or other corporate transaction if consistent with the requirements of

Applicable Law.

7.2

Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the

Administrator. Such consideration may consist of (1) cash, (2) check, (3) to the extent consistent with Applicable Law, a full recourse promissory note bearing interest (at a rate not less than the applicable federal rate under Code Section 1274(d)) and payable upon such terms as may be prescribed by the Administrator, (4) other Shares which (x) in the case of Shares acquired from the Company, have been owned by the Holder for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) surrendered Shares then issuable upon exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the Option or exercised portion thereof, (6) property of any kind which constitutes good and valuable consideration, (7) to the extent consistent with

Applicable Laws, delivery of a notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Options and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price provided, that payment of such proceeds is then made to the

Company upon settlement of such sale, or (8) any combination of the foregoing methods of payment.

1

Applicable to California Corp. Code Section 25102(o) exemption under California

Code of Regulations Title 10, Section 260.140.41-50 – listed in Appendix A.

2015 Equity Incentive Plan

8.

EXERCISE OF OPTION.

8.1

Vesting; No Fractional Exercises. Except as provided in Section 10, Options granted hereunder shall be vested and exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

Unless otherwise specified or to the extent required by California state law, Options granted under the Plan to a Service Provider other than an Officer or Director or a Consultant shall vest at a rate of at least twenty percent (20%) per year over not more than five (5) years from the date the

Option is granted, subject to reasonable conditions such as continued service. No Option may be exercised for a fraction of a Share.2

8.2

Deliveries upon Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

(a)

A written or electronic notice complying with the applicable rules established by the Administrator stating that such Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(b)

Such representations and documents as the Administrator deems necessary or advisable to effect compliance with Applicable Law. The Administrator may also take whatever additional actions it deems appropriate to effect such compliance,

including placing legends on Share certificates and issuing stop transfer notices to agents and registrars;

(c)

A Shareholders Agreement (or upon the exercise of all or a portion of an unvested Option pursuant to Section 8.8, a Restricted Stock Award Agreement) in a form determined by the Administrator and signed by the Holder or other person then entitled to exercise the Option or such portion of the Option; and

(d)

In the event that the Option shall be exercised pursuant to Section 8.6 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option.

8.3

Conditions to Delivery of Share Certificates. The Company shall not be required to issue or deliver any certificate or certificates for Shares purchased upon the exercise of any

Option or portion thereof prior to fulfillment of all of the following conditions:

(a)

The admission of such Shares to listing on all stock exchanges on which such class of stock is then listed;

(b)

The completion of any registration or other qualification of such Shares under any state or federal law, or under the rulings or regulations of the Securities and

Exchange Commission or any other governmental regulatory body which the

Administrator shall, in its sole discretion, deem necessary or advisable;

2  See California Code of Regulations Title 10, Section 260.140.41-50 – Appendix A.

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(c)

The obtaining of any approval or other clearance from any state or federal governmental agency or compliance with any lock-up period as provided in

Section 11, which the Administrator shall, in its sole discretion, determine to be necessary or advisable;

(d)

The lapse of such reasonable period of time following the exercise of the

Option as the Administrator may establish from time to time for reasons of administrative convenience; and

(e)

The receipt by the Company of full payment for such Shares, including payment of any applicable withholding tax determined by the Administrator, which in the sole discretion of the Administrator may be in the form of consideration used by the

Holder to pay for such Shares under Section 7.2. The Company may agree to withhold such amounts from the Shares delivered under the Option, in the complete and sole discretion of the Administrator.

8.4

Termination of Relationship as a Service Provider. If a Holder ceases to be a

Service Provider other than by reason of the Service Provider’s disability or death or termination for Cause, unless otherwise provided in the Option Agreement, the Option shall remain exercisable for the lesser of three (3) months following such cessation or the remaining term of the Option. If, on the date of termination, the Holder is not vested as to the entire Option, unless otherwise provided in the Option Agreement, the Shares covered by the unvested portion of the

Option immediately cease to be issuable under the Option. If, after termination, the Holder does not exercise the Option within the applicable time period, the Option shall terminate. If the

Holder is terminated for Cause, the Option shall terminate upon such termination for Cause.

8.5

Disability of Holder. If a Holder ceases to be a Service Provider as a result of the

Service Provider’s disability, unless otherwise specified in the Option Agreement, the Option shall remain exercisable for the lesser of twelve (12) months following such cessation or the remaining term of the Option. If such disability is not a “disability” as such term is defined in

Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock

Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for federal income tax purposes as a Non-Qualified Stock Option from and after the day which is three (3) months and one (1) day following such termination. If, on the date of termination, the

Holder is not vested as to the entire Option, the Shares covered by the unvested portion of the

Option shall immediately cease to be issuable under the Option. If, after termination, the Holder does not exercise the Option within the time specified herein, the Option shall terminate.

8.6

Death of Holder. If a Service Provider dies while a Service Provider, unless otherwise specified in the Option Agreement, the Option shall remain exercisable for the lesser of twelve (12) months following the Service Provider’s death or the remaining term of the Option.

If, at the time of death, the Holder is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option. The

Option may be exercised by the executor or administrator of the Holder’s estate or, if none, by the person(s) entitled to exercise the Option under the Holder’s will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate.

8.7

Regulatory Extension. A Holder’s Option Agreement may provide that if the exercise of the Option following the termination of the Holder’s status as a Service Provider

(other than upon the Holder’s death or disability) would be prohibited at any time solely because

2015 Equity Incentive Plan

the issuance of Shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in

Section 6.2 or (ii) the expiration of a period of three (3) months (after the termination of the

Holder’s Status as a Service Provider) during which the exercise of the Option would no longer be in violation of such registration requirements.

8.8

Early Exercisability. The Administrator may provide in the terms of a Holder’s

Option Agreement that the Holder may, at any time before the Holder’s status as a Service

Provider terminates, exercise the Option in whole or in part in exchange for Restricted Stock prior to the full vesting of the Option; provided however, that Shares acquired upon exercise of an

Option which has not fully vested shall be subject to the same forfeiture, transfer or other restrictions as determined by the Administrator and set forth in the Option Agreement.

8.9

Buyout Provisions. The Administrator may at any time offer to repurchase for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Holder at the time that such offer is made.

9.

EQUITY BASED AWARDS OTHER THAN OPTIONS

9.1

Restricted Stock Awards.

(a)

Restricted Stock Grant. The Administrator may grant Restricted Stock to such Service Providers, in such amounts, and subject to such terms and conditions as the

Administrator may determine, in its sole discretion, including restrictions on transferability, which restrictions may lapse separately or in combination at such times,

under such circumstances, in such installments, or otherwise. Unless otherwise specified or to the extent required by Applicable Law, restrictions on transferability with respect to a Restricted Stock granted under the Plan to a Service Provider other than an Officer or

Director or a Consultant shall lapse at a rate of at least twenty percent (20%) per year over a period of not more than five (5) years.

(b)

Award Agreement. Restricted Stock shall be granted under an Award

Agreement and shall be evidenced by certificates registered in the name of the Holder and bearing an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. The Company may retain physical possession of any such certificates, and the Company may require a Service Provider awarded Restricted

Stock to deliver a stock power to the Company, endorsed in blank, relating to the

Restricted Stock for so long as the Restricted Stock is subject to a risk of forfeiture or repurchase by the Company at Fair Market Value.

(c)

Restricted Stock Purchase. The Administrator may require a Service

Provider to pay a purchase price to receive Restricted Stock at the time the Award is granted, in which case the purchase price and the form and timing of payment shall be specified in the Award Agreement in addition to the vesting provisions and other applicable terms.

(d)

Withholding. The Administrator may require a Service Provider to pay or otherwise provide for any applicable withholding tax determined by the Administrator to be due at the time restrictions lapse or, in the event of an election under Section 83(b),

at the time of the Award.

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(e)

No Deferral Provisions. Notwithstanding any other provision of the

Plan, a Restricted Stock Award shall not provide for any deferral of compensation recognition after vesting with respect to Restricted Stock which would cause the Award to constitute a deferral of compensation subject to Section 409A of the Code.

(f)

Rights as a Shareholder. The Holder of Restricted Stock shall have rights equivalent to those of a shareholder and shall be a shareholder when the Restricted

Stock grant is entered upon the records of the duly authorized transfer agent of the

Company.

9.2

Stock Appreciation Rights. Two types of Stock Appreciation Rights (“SARs”)

shall be authorized for issuance under the Plan: (1) stand-alone SARs and (2) stapled SARs. The

Award Agreement granting an SAR shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate and shall not include terms which cause the

Award to be considered non-qualified deferred compensation subject to the provisions of Section

409A of the Code. The terms and conditions of Stock Appreciation Right Award Agreements need not be identical, but each Award Agreement shall include (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) the substance of each of the following provisions:

(a)

Stand-Alone SARs. Stand-alone SARs shall cover a specified number of underlying shares of Common Stock and shall be redeemable upon such terms and conditions as the Board may establish. Upon redemption of the stand-alone SAR, the

Holder shall be entitled to receive a distribution from the Company in an amount equal to the excess, if any, of (i) the aggregate Fair Market Value on the redemption date of the

Shares underlying the redeemed right, over, (ii) the aggregate base price of such underlying Shares at the time of grant. The distribution shall be in cash or Shares, as specified in the Award Agreement, unless distribution in Shares is necessary to avoid application of Code Section 409A, in which case the distribution shall be in Shares. The number of Shares underlying each stand-alone SAR and the base price of such Shares shall be determined by the Administrator in its sole discretion at the time the stand-alone

SAR is granted. In no event, however, may the base price be less than one hundred percent (100%) of the Fair Market Value of the underlying Shares on the grant date.

(b)

Stapled SARs. Stapled SARs shall only be granted concurrently with an

Option to acquire the same number of Shares as the number of such Shares underlying the stapled SARs. Stapled SARs shall be redeemable upon such terms and conditions as the Administrator may establish and shall grant a Holder the right to elect among (i) the exercise of the concurrently granted Option for Shares, whereupon the number of Shares subject to the stapled SARs shall be reduced by an equivalent number, (ii) the redemption of such stapled SARs in exchange for a distribution from the Company in an amount equal to the excess of the Fair Market Value on the redemption date of the number of vested Shares which the Holder redeems over the aggregate base price for such vested

Shares, whereupon the number of Shares subject to the concurrently granted Option shall be reduced by any equivalent number, or (iii) a combination of (i) and (ii). The distribution under alternative (ii) shall be in cash or Shares as specified in the Award

Agreement unless distribution in Shares is necessary to avoid application of Code Section

409A, in which case the distribution shall be in Shares. The base price of such Shares shall be determined by the Administrator at the time the Option and Stapled SAR is granted; however, in no event may the base price be less (and shall not have potential to

2015 Equity Incentive Plan

become less at any time) than one hundred percent (100%) of the Fair Market Value of the underlying Shares on the grant date.

(c)

No Shareholder or Secured Rights. The Holder of an SAR shall have no rights of a stockholder with respect to Shares covered by the SAR unless and until the

SAR is exercised and Shares are issued to the Holder. Prior to receipt of a cash distribution or Shares pursuant to an SAR, such Award shall represent an unfunded unsecured contractual obligation of the Company and the Company shall be under no obligation to set aside any Shares or other assets to fund such obligation. Prior to vesting and exercise, the Holder shall have no greater claim to the Shares underlying such SAR or any other assets of the Company than any other unsecured general creditor and such rights may not be sold, pledged, assigned, transferred or encumbered in any manner other than by will or by the laws of intestate succession as provided in Section 12.

9.3

Performance Stock.

(a)

Performance Stock Awards. The Administrator may make Performance

Stock Awards entitling recipients to acquire shares of Stock upon the attainment of specified performance goals. The Administrator may make Performance Stock Awards independent of, or in connection with, the granting of any other Award under the Plan.

The Administrator, in its sole discretion, shall determine the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance

Stock.

(b)

Award Agreement. Performance Stock shall be granted under an Award

Agreement referring to the terms, conditions, and restrictions applicable to such

Performance Stock.

(c)

No Deferral Provisions. Notwithstanding anything herein to the contrary, a Performance Stock Award shall provide for prompt issuance of Shares upon vesting of the Award and shall not include any deferral of issuance and/or of compensation recognition after vesting which would cause the Award to constitute a deferral of compensation subject to Section 409A of the Code. The Administrator may at

any time accelerate or waive any or all of the goals, restrictions or conditions imposed under any Performance Stock Award.

(d)

No Shareholder or Secured Rights. A Holder shall be entitled to receive a stock certificate evidencing the acquisition of Shares under a Performance Stock Award only upon satisfaction of all conditions specified in the Award Agreement evidencing the

Award. A Holder receiving a Performance Stock Award shall have no rights of a stockholder as to Shares covered by such Award unless and until such Shares are issued to the Holder under the Plan. Prior to receipt of the Shares underlying such Award, a

Performance Stock Award shall represent no more than an unfunded, unsecured,

contractual obligation of the Company and the Company shall be under no obligation to set aside any assets to fund such Award. Prior to vesting and issuance of the Shares, the

Holder shall have no greater claim to the Common Stock underlying such Award or any other assets of the Company than any other unsecured general creditor and such rights may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of intestate succession as provided in Section 12.

2015 Equity Incentive Plan

10.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR

ASSET SALE.

10.1

Corporate Transaction or Capitalization Event. In the event that the

Administrator determines that any dividend or other distribution (whether in the form of cash,

Common Stock, other securities, or other property), recapitalization, reclassification, stock split,

reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination,

repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator’s sole discretion, affects the Common Stock such that an adjustment is determined by the

Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

(a)

the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted (including, but not limited to,

adjustments of the limitations in Section 3 on the maximum number and kind of Shares which may be issued and adjustments of the maximum number of Shares that may be purchased by any Holder in any calendar year pursuant to Section 5.3);

(b)

the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and

(c)

the grant, exercise price or base price with respect to any Award.

10.2

Administrative Discretion. In the event of any transaction or event described in subsection (a) hereof, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan or to facilitate such transaction or event:

(a)

To provide for either the purchase of any such Award or Restricted Stock for an amount of cash equal to the amount that could have been obtained upon the exercise or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested, or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

(b)

To provide that such Award shall be exercisable or vested as to all

Shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;

(c)

To provide that such Award be assumed by the successor or survivor corporation, or a Parent or Subsidiary thereof, or shall be substituted for by similar

2015 Equity Incentive Plan

options, rights or awards covering the stock of the successor or survivor corporation, or a

Parent or Subsidiary thereof, with appropriate adjustments as to the number and kind of

Shares and prices;

(d)

To make adjustments in the number and type of Shares of Common

Stock (or other securities or property) subject to outstanding Awards and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in,

outstanding Awards or Awards which may be granted in the future; or

(e)

To provide that immediately upon the consummation of such event, such

Award shall terminate; provided, that for a specified period of time prior to such event,

such Award shall be fully vested and exercisable as to all Shares covered thereby,

notwithstanding anything to the contrary in the Plan or the provisions of such Award

Agreement.

(f)

Subject to limitations set forth in the Plan, the Administrator may, in its sole discretion, include such further provisions and limitations in any Award Agreement or certificate, as it may deem appropriate.

(g)

Notwithstanding the terms of subsection (b) above, if the Company undergoes an Acquisition, then any surviving corporation or entity or acquiring corporation or entity, or affiliate of such corporation or entity, may assume any Award outstanding under the Plan for the acquiring entity’s stock awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this subsection (d)) or may substitute similar stock awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this subsection (d)) for those outstanding under the Plan. In the event any surviving corporation or entity or acquiring corporation or entity in an Acquisition, or affiliate of such corporation or entity, does not assume an Award or does not substitute similar stock awards for those outstanding under the Plan, then with respect to (i) Awards held by participants in the Plan whose status as a Service Provider has not terminated prior to such event, the vesting of such Awards shall be accelerated and made fully exercisable and all restrictions thereon shall lapse at least ten (10) days prior to the closing of the

Acquisition, and (ii) all Awards outstanding under the Plan shall be terminated if not exercised prior to the closing of the Acquisition.

(h)

The existence of the Plan, any Award or Award Agreement hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization,

reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks,

whose rights are superior to or affect the Common Stock or the rights thereof, or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

11.

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2015 Equity Incentive Plan

12.

NON-TRANSFERABILITY OF AWARDS. No Award granted under this Plan may be directly or indirectly sold, pledged, assigned, hypothecated, transferred, disposed of or encumbered in any manner whatsoever, other than by will or by the laws of descent or distribution prior to vesting and exercise (if applicable) under the terms of the Award and may be exercised, during the lifetime of the

Service Provider, only by the Service Provider.

13.

RESTRICTIVE LEGENDS. The certificates representing the Shares issued upon exercise of Options granted pursuant to this Plan shall bear appropriate legends giving notice of applicable restrictions on transfer under Applicable Laws, the Plan and any Shareholders Agreement.

14.

NO RIGHT TO CONTINUED EMPLOYMENT OR SERVICE. Nothing in this

Plan shall confer upon any Service Provider any right with respect to continuation of employment by or consultancy to the Company, nor shall it interfere in any way with the Company’s or any Subsidiary’s right to terminate any Service Provider’s employment or consultancy at any time, with or without cause and with or without prior notice.

15.

TERM OF PLAN. The Plan shall become effective upon its initial adoption by the

Board and shall continue in effect until it is terminated under Section 17. No Award may be issued under the Plan after the tenth (10th) anniversary of the earlier of (i) the date upon which the Plan is adopted by the Board or (ii) the date the Plan is approved by the shareholders.

16.

TIME OF GRANTING OF AWARDS. The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or such other date as is determined by the Administrator. Notice of the determination shall be given to each

Service Provider to whom an Award is so granted within a reasonable time after the date of such grant.

17.

AMENDMENT AND TERMINATION OF THE PLAN.

17.1

Amendment and Termination. The Board may at any time wholly or partially amend, alter, suspend or terminate the Plan. However, without approval of the

Company’s shareholders given within twelve (12) months before or after the action by the Board,

no action of the Board may, except as provided in Section 10, increase the limits imposed in

Section 3 on the maximum number of Shares which may be issued under the Plan or extend the term of the Plan under Section 15.

17.2

Shareholder Approval. The Board shall obtain shareholder approval of any

Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

17.3

Effect of Amendment or Termination. No amendment, alteration,

suspension or termination of the Plan shall impair the rights of any Holder, unless mutually agreed otherwise between the Holder and the Administrator, which agreement must be in writing and signed by the Holder and the Company; provided however, that the foregoing shall not limit the authority of the Administrator to exercise all authority and discretion conveyed to it herein or in any Award Agreement. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

18.

INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the

2015 Equity Incentive Plan

Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

19. **RESERVATION OF SHARES.** The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20. **FINANCIAL STATEMENTS.** Pursuant to regulation 260.140.46 of the Rules of the California Corporations Commissioner, the Company will provide financial statements to each California Holder prior to such Holder's purchase of Shares under this Plan, and to each Holder annually during the period such Holder has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Holders whose services in connection with the Company assure them access to equivalent information.

21. **GOVERNING LAW.** The validity and enforceability of this Plan shall be governed by and construed in accordance with the laws of the State of Nevada without regard to otherwise governing principles of conflicts of law.

22. **SHAREHOLDER APPROVAL.** The Plan shall be submitted for the approval of the Company's shareholders within twelve (12) months after the date of the Board's initial adoption of the Plan. Awards may be granted or awarded prior to such shareholder approval, provided that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse prior to the time when the Plan is approved by the shareholders, and provided further that if such approval has not been obtained at the end of said twelve (12) month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

* * * * * * *

The undersigned, the duly constituted and elected President of National Graphite Corp., hereby certify that in accordance with the requirements of law and the Company's Articles of Incorporation and By-laws, the foregoing 2015 Equity Incentive Plan was duly adopted and approved by the Board of Directors effective September 17, 2015.

By: Ulrike Dickmann
Its: President and CEO

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